Hartford Life Insurance Company Separate Account Three:

333-35000	Hartford Select Leaders (Series I/IR)
333-69493	Select Dimensions (Series II/IIR)
333-52711	Select Dimensions Asset Manager (Series I/IR)
033-80738	Select Dimensions (Series I)

Hartford Life and Annuity Company Separate Account Three:

333-69491	Select Dimensions (Series II/IIR)
333-52707	Select Dimensions Asset Manager (Series I/IR)

Product Information Notice Dated September 10, 2008

Product Information Notice Dated September 10, 2008

Effective on or about November 3, 2008, the following name change will take place:

Old Name	New Name

Morgan Stanley – Utilities Portfolio	Morgan Stanley – Global Infrastructure Portfolio

As a result, all references to the Morgan Stanley – Utilities Portfolio will be replaced with Morgan Stanley – Global Infrastructure Portfolio.

HV-7850